 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013

Oxygen Biotherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE Copley Parkway, Suite 490
Morrisville, NC 27560
(Address of principal executive offices) (Zip Code)

919-855-2100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Oxygen Biotherapeutics, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on November 19, 2013 (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing, among other things, the Company’s acquisition of certain assets of Phyxius Pharma, Inc. (“Phyxius”). The purpose of this Amendment is to provide the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amend and restate Item 9.01 of the Original Form 8-K.

No other changes have been made to the Original Form 8-K. This Amendment speaks as of the original filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired

The audited historical financial statements of Phyxius as of December 31, 2012 and 2011 and for the year ended December 31, 2012, the period from January 18, 2011 (inception) through December 31, 2011, and the period from January 18, 2011 (inception) through December 31, 2012 are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited financial statements of Phyxius as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and 2012 and the period from January 18, 2011 (inception) through September 30, 2013 are filed as Exhibit 99.3 and are incorporated herein by reference.

(b)   Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet and statement of operations of the Company as of and for the six months ended October 31, 2013 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended April 30, 2013 are filed as Exhibit 99.4 and are incorporated herein by reference.

(d)   Exhibits.

Exhibit No.	Description
4.1*	Certificate of Designation of Series E Convertible Preferred Stock.
10.1*	Employment Agreement with John Kelley dated November 13, 2013.
10.2*	Second Amended and Restated Employment Agreement with Michael Jebsen dated November 13, 2013.
23.1	Consent of WithumSmith+Brown, PC.
99.1*	Press Release dated November 14, 2013.
99.2
Audited Financial Statements of Phyxius Pharma, Inc. as of December 31, 2012 and 2011 and for the year ended December 31, 2012, the period from January 18, 2011 (inception) through December 31, 2011, and the period from January 18, 2011 (inception) through December 31, 2012.

99.3
Unaudited Financial Statements of Phyxius Pharma, Inc. as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and 2012 and the period from January 18, 2011 (inception) through September 30, 2013.

99.4
Unaudited Pro Forma Condensed Combined Financial Information of Oxygen Biotherapeutics, Inc. as of and for the six months ended October 31, 2013 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended April 30, 2013.

*           Filed with the Original Form 8-K, which was filed with the SEC on November 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXYGEN BIOTHERAPEUTICS, INC.

Date: January 22, 2014	By:	/s/ Michael B. Jebsen
Michael B. Jebsen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Certificate of Designation of Series E Convertible Preferred Stock.
10.1*	Employment Agreement with John Kelley dated November 13, 2013.
10.2*	Second Amended and Restated Employment Agreement with Michael Jebsen dated November 13, 2013.
23.1	Consent of WithumSmith+Brown, PC.
99.1*	Press Release dated November 14, 2013.
99.2
Audited Financial Statements of Phyxius Pharma, Inc. as of December 31, 2012 and 2011 and for the year ended December 31, 2012, the period from January 18, 2011 (inception) through December 31, 2011, and the period from January 18, 2011 (inception) through December 31, 2012.

99.3
Unaudited Financial Statements of Phyxius Pharma, Inc. as of September 30, 2013 and December 31, 2012 and for the nine months ended September 30, 2013 and 2012 and the period from January 18, 2011 (inception) through September 30, 2013.

99.4
Unaudited Pro Forma Condensed Combined Financial Information of Oxygen Biotherapeutics, Inc. as of and for the six months ended October 31, 2013 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended April 30, 2013.

*           Filed with the Original Form 8-K, which was filed with the SEC on November 19, 2013.